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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 6, 1999


                            PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                                             73-0618660
(State or other jurisdiction            1-7573                (IRS Employer
      of incorporation)        (Commission File Number)    Identification No.)


        Parker Building, Eight East Third Street, Tulsa, Oklahoma 74103
              (Address of principal executive offices) (Zip Code)


                                 (918) 585-8221
              (Registrant's telephone number, including area code)




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Item 5.              Other Events.

           On January 6, 1999, Parker Drilling Company (the "Registrant") and Superior Energy Services, Inc. announced that they had agreed to terminate their merger agreement in which Parker was to acquire Superior in an exchange of stock. Copies of the Termination Agreement and Press Release are filed herewith as Exhibit 99.1 and 99.2, respectively.

Item 7.              Financial Statements and Exhibits.

           (a)       Exhibits.

                     99.1 Termination and Release Agreement dated January 6, 1999 by and among Parker Drilling Company, Saints Acquisition Company and Superior Energy Services, Inc.

                     99.2 Press release issued by the Registrant on January 7, 1999 announcing the termination of the merger agreement with Superior.



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PARKER DRILLING COMPANY


                                        By:    /s/ James J. Davis
                                           -----------------------------------
                                               James J. Davis
                                               Senior Vice President - Finance
                                               and Chief Financial Officer

Dated:  January 7, 1999





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                                 EXHIBIT INDEX


   Exhibit Number                       Description
   --------------                       -----------
        99.1 Termination and Release Agreement dated January 6, 1999 by and among Parker Drilling Company, Saints
                    Acquisition Company and Superior Energy Services, Inc.

        99.2 Press release issued by the Registrant on January 7, 1999 announcing the termination of the merger agreement with Superior.